UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008

SHENGTAI PHARMACEUTICAL, INC.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-51312 (Commission File Number)	54-2155579 (I.R.S. Employer Identification No.)

CHANGDA ROAD EAST, DEVELOPMENT DISTRICT, CHANGLE COUNTY, SHANDONG, PEOPLE’S REPUBLIC OF CHINA 262400 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  011-86-536-6295728

____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On February 14, 2008, Shentai Pharmaceutical, Inc. (the “Company”) issued a press release disclosing earnings results for the Company for the three and six months ended December 31, 2007 which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits

Exhibit 99.1       Press Release dated February 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Shentai Pharmaceutical, Inc.
(Registrant)

By:	/s/ Yizhao Zhang
Yizhao Zhang
Duly Authorized Signatory and
Chief Financial Officer

Date: February 14, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 14, 2008